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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and officers of NORTEL NETWORKS LIMITED (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C. 20549, under the provisions of the Securities Act of 1933 (the "Act"), as amended, a Registration Statement on Form S-3 (the "Registration Statement") related to the offer by the Corporation, or its subsidiary, Nortel Networks Capital Corporation (the "Finance Subsidiary"), of debt securities consisting of debentures, notes, bonds and/or other evidences of indebtedness (collectively the "Debt Securities") and warrants to purchase Debt Securities up to an aggregate initial public offering price of US$2,500,000,000, or the equivalent thereof in one or more composite currencies or non-U.S. currencies, and guarantees of the payment of the Finance Subsidiary's Debt Securities, hereby constitutes and appoints Nicholas J. DeRoma, Deborah J. Noble and Blair
F. Morrison, his or her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, including without limitation pre-effective and post-effective amendments to such Registration Statement (individually and collectively, the "Amendments") and any related documents with power where appropriate to affix the corporate seal of the Corporation thereto and to attest said seal and to file such Registration Statement, and the Amendments, with all exhibits thereto, and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned have signed this Power of Attorney as of this 15th day of December, 2000.


   /s/ J.J Blanchard             /s/ R.E. Brown            /s/ F.C. Carlucci
-----------------------     -----------------------    -----------------------
    J.J. Blanchard                 R.E. Brown                F.C. Carlucci

     /s/ F.A. Dunn              /s/ L.Y. Fortier
-----------------------     -----------------------    -----------------------
       F.A. Dunn                  L.Y. Fortier                R.A. Ingram


     /s/ J.A. Roth               /s/ G. Saucier        /s/ S.H. Smith, Jr.
-----------------------     -----------------------    -----------------------
       J.A. Roth                   G. Saucier             S.H. Smith, Jr.


    /s/ L.R. Wilson              /s/ D.C. Beatty
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      L.R. Wilson                  D.C. Beatty